                                 EXHIBIT 10.29

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 27, 2000, is made by and among BRITESMILE, INC., a Utah corporation with headquarters located at 490 North Wiget Lane, Walnut Creek, California 94598 (the "Company"), the undersigned Purchasers (individually a "Purchaser" and collectively the "Purchasers"), and FLEETBOSTON ROBERTSON STEPHENS, INC. with its principal place of business at 555 California Street, 20/th/ Floor, San Francisco, California 94104 ("Placement Agent").

                                    Recitals

     A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers (i) $15,583,333 aggregate principal amount of the Company's 5% Convertible Subordinated Notes Due 2005 (the "Notes"), which will be convertible into shares (as converted, the "Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), in accordance with the terms of the Notes and (ii) warrants to purchase shares of Common Stock (the "Warrants" and, as exercised, the "Warrant Shares").

     B. In connection with the closing of the transactions contemplated by the Purchase Agreement, and as compensation to the Placement Agent, the Company has agreed to issue a warrant to the Placement Agent (the "Placement Agent Warrant" and, as exercised, the "Placement Agent Warrant Shares").

     C. To induce the Purchasers to execute and deliver the Purchase Agreement, and the Placement Agent to perform its services in connection with the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                   Agreement

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers hereby agree as follows:

     1.   Definitions. As used in this Agreement, the following terms shall have
          -----------
the following meanings:

          a. "Investor" means a Purchaser, the Placement Agent and any transferee or assignee thereof about whom the Purchaser or the Placement Agent provides notice to the Company in accordance with Section 9 and to whom a Purchaser or the Placement Agent assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          b. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

          d. "Registrable Securities" means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iii) the Placement Agent Warrant Shares issued or issuable upon exercise of the Placement Agent Warrant and (iv) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Notes, the Warrant Shares, the Placement Agent Warrant Shares, the Warrants or the Placement Agent Warrant as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Notes or exercises of Warrants.

          e. "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement and its exhibits, schedules and attachments.

     2.   Registration.
          ------------

          a.   Mandatory Registration. The Company shall prepare, and, as soon
               ----------------------
as practicable, but in no event later than the first Business Day after the date which is forty-five (45) days after the Closing Date (as defined in the Purchase Agreement) (the "Filing Deadline") file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of the Registrable Securities as provided for in this Section 2(a). In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The initial Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the sum of (A) (i) $23,375,000 divided by (ii) the product of (y) 75% and (z) the Market Price (as defined in the Notes) on the Pricing Date (as defined in the Notes) plus (B) 100% of the number of Warrant Shares issuable upon exercise of the Warrants (without regard to any limitations on exercise) as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable, but in no event later than the date which is One Hundred Twenty (120) days after the Closing Date (the "Effectiveness Deadline")

          b.   Allocation of Registrable Securities.  The initial number of
               ------------------------------------
Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

          c.   Legal Counsel. Subject to Section 5 hereof, the Purchasers
               -------------
holding at least two thirds (2/3) of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"). The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

          d.   Ineligibility for Form S-3.  In the event that Form S-3 is not
               --------------------------
available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          e.   Sufficient Number of Shares Registered. In the event the number
               --------------------------------------
of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 200% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time after (i) an adjustment to the Conversion Price (as defined in the Notes) pursuant to Section 2(f)(i) of the Notes or (ii) an adjustment to the Exercise Price (as defined in the Warrants) pursuant to Section 8(a) of the Warrants, the number of Registrable Securities issued or issuable upon conversion of the Notes and exercise of the Warrants covered by such Registration Statement is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or exercise of the Warrants and such calculation shall assume that the Notes and the Warrants are then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) and Exercise Price (as defined in the Warrants), respectively, if applicable.

          f.   Effect of Failure to File and Obtain and Maintain Effectiveness
               ---------------------------------------------------------------
of Registration Statement.
-------------------------

               (i)   Failure to File and Obtain Effectiveness. If a
                     ----------------------------------------
Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the SEC on or before the Filing Deadline or (B) declared effective by the SEC on or before the Effectiveness Deadline, then, as partial relief for the damages to any holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of the Notes an amount in cash equal to the product of (i) the aggregate Conversion Amount of Notes held by such holder of Notes multiplied by (ii) the sum of (A) 0.01, if the Registration Statement is not filed by the Filing Deadline, plus
(B) 0.01, if the Registration Statement is not declared effective by the Effectiveness Deadline, plus (C) the product of (I) 0.0005 multiplied by (II) the sum of (x) the number of days after the Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the Effectiveness Deadline that such Registration Statement is not declared effective by the SEC.

               (ii)   Failure to Maintain Effectiveness. If on any day after a
                      ---------------------------------
Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to such Registration Statement for any reason (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made (other than during an Allowable Grace Period (as defined below)) pursuant to such Registration Statement or to have registered a sufficient number of shares of Common Stock), then, as partial relief for the damages to any holder (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of the Notes an amount in cash equal to: (A) the product of (i) the aggregate Conversion Amount of Notes held by such holder of Notes and (ii) the product of
(I) 0.01 and (II) the number of days after effectiveness of a Registration Statement that it has lapsed or is unavailable (as described above) (other than during an Allowable Grace Period).

               (iii)  Date of Payment. The payments to which a holder shall be
                      ---------------
entitled pursuant to this Section 2(d) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third business day after the event or failure giving rise to the Registration Delayed Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

     3.   Related Obligations.  At such time as the Company is obligated to file
          -------------------
a Registration Statement with the SEC pursuant to Section 2(a) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than the Effectiveness Deadline) and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Notes or Warrants or the Placement Agent Warrant is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" as used in the first sentence of this Section 3(a) shall mean, among other things, that the Company shall submit to the SEC, within three (3) business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.

          b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration

Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          c. The Company shall (a) permit Legal Counsel to review and comment upon a Registration Statement and all amendments and supplements thereto at least five (5) Business Days prior to their filing with the SEC and (b) not file any document in a form to which Legal Counsel reasonably objects, provided that notwithstanding anything to the contrary in this Agreement, the Company shall suffer no adverse consequence from any delay in the filing of a Registration Statement if such delay is caused by any delay in review of or comment on such Registration Statement by Legal Counsel. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall promptly furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          e. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Legal Counsel or any Investor reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post- effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          f. As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such notice shall not contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each

Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          h. At the reasonable request of any Purchaser, the Company shall furnish to such Purchaser, on the date of the effectiveness of the Registration Statement and thereafter from time to time upon any change or addition (including by way of incorporation by reference) to the financial statements or financial information included in the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Purchaser and the Company, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Purchaser.

          i. The Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to seek to prevent disclosure of, or to seek to obtain a protective order for, the Records deemed confidential.

          j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to seek to prevent disclosure of, or to seek to obtain a protective order for, such information.

          k. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, The American Stock Exchange, Inc., or The New York Stock Exchange, Inc., or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (the "NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

          l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend, provided that the Investors shall have provided reasonably sufficient representations to the Company that they have satisfied any prospectus delivery requirement applicable under the Securities Act or under applicable state securities laws) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

          n. If requested by an Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by an Investor of such Registrable Securities.

          o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          p. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          r. Within two (2) business days after a Registration Statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

          s. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

          t. Notwithstanding anything to the contrary in this Agreement, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non- public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 15 consecutive days and during any consecutive 365 day period, such Grace Periods shall not exceed an aggregate of 30 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

     4.   Obligations Of The Investors.
          ----------------------------

     a. At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

     c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(h) and for which the Investor has not yet settled.

     5.   Expenses Of Registration.  All reasonable expenses, other than
          ------------------------
underwriting discounts and brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company. In addition, the Company shall reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 of this Agreement

(other than Section 3(h)) which amount combined with expenses incurred by the Purchasers pursuant to Section 3.7 of the Purchase Agreement shall not exceed $50,000.

     6.   Indemnification.  In the event any Registrable Securities are included
          ---------------
in a Registration Statement under this Agreement:

          a.   Indemnification by the Company. The Company shall,
               ------------------------------
notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Investor, the officers, directors, partners, members, agents (including any underwriters retained by such Investor in connection with the offer and sale of Registrable Securities), each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by or on behalf of such Investor expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

          b.   Indemnification by Investors. In connection with any Registration
               ----------------------------
Statement in which an Investor is identified as a selling shareholder, each such Investor shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in the Registration Statement or such

Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. Notwithstanding anything to the contrary in this Agreement, in no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          c.   Conduct of Indemnification Proceedings.
               --------------------------------------

               (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

               (ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               (iii) All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days after written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

               (iv) The Indemnified Party shall notify the Indemnifying Party promptly of any Proceeding of which the Indemnified Party shall have been notified in writing in connection with the transactions contemplated by this Agreement and as to which the Indemnified Party believes it may be entitled to indemnification hereunder. The failure of the Indemnified Party to so notify the Indemnifying Party of such a Proceeding shall not impair or affect the Indemnified Party's rights to indemnification hereunder except and only to the extent that such failure is shown to be the proximate cause of additional Loss.

          d.   Contribution. If a claim for indemnification under Section 6(a)
               ------------
or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Per-son who was not guilty of such fraudulent misrepresentation.

          e.   Cumulative. The indemnity and contribution agreements contained
               ----------
in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     7.   Reports Under The 1934 Act.  With a view to making available to the
          --------------------------
Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          a. make and keep public information available, as those terms are understood and defined in Rule 144;

          b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 3.3 of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act or, if applicable, that there is publicly available the information concerning the Company described in Rule 144(C)(2), (ii) unless available on the EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9.   Assignment Of Registration Rights. The rights under this Agreement
          ---------------------------------
shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

     10.  Amendment Of Registration Rights.  Provisions of this Agreement may be
          --------------------------------
amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     11.  No Inconsistent Agreements.  Except as and to the extent specifically
          --------------------------
set forth in Schedule 11 attached hereto, the Company has not, as of the date
             -----------
hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investors in this Agreement or otherwise conflicts with the provisions hereof. Except and to the extent specifically set forth on

Schedule 11 attached hereto, neither the Company nor any of its subsidiaries has
-----------
previously entered into any agreement, which is still in effect, granting any registration rights with respect to any of its securities to any Person.

     12.  Miscellaneous.
          -------------

          a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

               BRITESMILE, INC.
               490 North Wiget Lane

               Walnut Creek, California  94598
               Facsimile No.: (925) 941-6266
               Attn: Paul A. Boyer, Chief Financial Officer

               With copies to:

               DURHAM JONES & PINEGAR, P.C.
               Broadway Centre, Suite 900
               111 East Broadway
               Salt Lake City, Utah  84111
               Facsimile No.:  (801) 415-3500
               Attn:  Jeffrey M. Jones

If to a Purchaser, to it at the address and facsimile number set forth below adjacent to their names on Exhibit A hereto, with copies to such Purchaser's
                           ---------
representatives as set forth on Exhibit A, or at such other address and/or
                                ---------
facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          e. This Agreement, the Purchase Agreement, the Warrants, the Notes and the Placement Agent Warrant are the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement, the Warrants, the Placement Agent Warrant and the Notes supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities, determined as if all of the Notes and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitation on conversions of the Notes or exercises of the Warrants.

          k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                     PLACEMENT AGENT:

BRITESMILE, INC.                             FLEETBOSTON ROBERTSON
                                             STEPHENS


By: ____________________________             By: _________________________
     Name:                                        Name:
     Title:                                       Title:

Purchasers:


LCO INVESTMENTS LIMITED



By: ____________________________
     Its:_______________________



________________________________
ANDREW McKELVEY



PEQUOT PRIVATE EQUITY FUND II, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT MANAGER



By: ________________________________________
     Kevin E. O'Brien, General Counsel

PEQUOT PARTNERS FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT MANAGER



By: ________________________________________
     Kevin E. O'Brien, General Counsel


PEQUOT INTERNATIONAL FUND, INC.


BY: PEQUOT CAPITAL MANAGEMENT, INC.
     ITS:  INVESTMENT ADVISOR



By: ________________________________________
     Kevin E. O'Brien, General Counsel




__________________________________
JOHN REED



__________________________________
GASPER LAZZARA, JR., D.D.S.

CAPEX, L.P.

By  RBP, LLC
Its General Partner



By: ______________________________
     Evan Zucker
     Managing Partner



PACIFIC MEZZANINE FUND

By  PACIFIC PRIVATE CAPITAL



By: ____________________________________
     Nathan  W. Bell, Managing Partner

                                  Schedule 11
                           Other Registration Rights
                           -------------------------

                         REGISTRATION RIGHTS AGREEMENTS


1. Registration Rights Agreement dated as of January 18, 2000 between the Company and the Pequot Capital investment funds (incorporated by reference to the Company's Current Report on Form 8-K dated January 18, 2000).

2. Amendment No. 1 dated February 1, 2000 to Registration Rights Agreement dated as of June 3, 1999 between the Company and Quota Rabbico II, Ltd., David E. Gerstenhaber and Argonaut Partnership, L.P., and between the Company and Andrew McKelvey.

3. Registration Rights Agreement dated as of June 3, 1999 between the Company and certain non-management purchasers in the June 1999 Private Placement (incorporated by reference to the Company's Current Report on Form 8-K dated June 4, 1999).

4. Amended and Restated Registration Rights Agreement dated as of June 3, 1999 between the Company and certain management purchasers (incorporated by reference to the Company's Current Report on Form 8-K as filed June 4,
     1999).

5. Amendment dated 12-7-98 to Registration Rights Agreement dated May 4, 1998 between the Company and LCO Investments Limited (incorporated by reference to the Company's Current Report on Form 8-K filed December 22, 1998).

6. Registration Rights Agreement dated as of May 4, 1998 between the Company and LCO Investments Limited (incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998).

7. Registration Rights Agreement dated May 8, 1997 among the Company, LCO Investments Limited, and Richard S. Braddock (incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997).

8. Registration Rights Agreement dated April 1, 1996 between the Company, LCO Investments Limited, Richard S. Braddock, and Pinnacle Fund, L.P. (incorporated by reference to the Current Report on Form 8-K of the Company dated April 1, 1996).